THE MASTERS’ SELECT FUNDS
July 13, 2006

Supplement Dated July 13, 2006
To Prospectus Dated June 30, 2006

For the shareholders of the Masters’ Select Smaller Companies Fund:

Effective July 13, 2006, Michael Malouf and Tucker Walsh of Copper Rock Capital Partners, LLC (“Copper Rock”) are added as portfolio managers to the Masters’ Select Smaller Companies Fund (the “Fund”).

Certain securities held in the Fund's portfolio that are currently managed by the existing managers will be liquidated or partially liquidated in order to fully fund the portion of the Fund allocated to Copper Rock. The liquidation of such securities will be made after taking into consideration the market for the securities, potential tax consequences, and other factors. It is currently anticipated that the liquidation will be completed by the end of 2006. During the liquidation and transition period, the percentage of assets of the Fund allocated to each of the five managers will differ from their target allocations, and one or more of the managers may hold more than 15 securities.

The following information replaces the third bullet point under the Principal Strategies heading on page 12 of the Prospectus (the change is emphasized in boldface type):

•	deliver a portfolio that is prudently diversified in terms of stocks (typically 50 to 75) and industries while still allowing each manager to run portfolio segments focused on only his favorite stocks

The following information replaces the contents on page 14 of the Prospectus:

The Advisor to the Fund is Litman/Gregory Fund Advisors, LLC (“Litman/Gregory”). Litman/Gregory has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement. The following table provides a description of the five investment managers. A detailed discussion of the management structure of the Fund begins on Page 31.

INVESTMENT MANAGER	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK- PICKING STYLE

Bill D’Alonzo and team	20%	Small and mid-sized companies	Growth

Michael Malouf and Tucker Walsh	20%	Small and mid-sized companies	Growth

John Rogers, Jr.	20%	Small and mid-sized companies	Value

Robert Rodriguez	20%	Small and mid-sized companies	Value

Dick Weiss	20%	Small and mid-sized companies	Growth at a reasonable price

The table on page 19 appearing under the heading “Multi-Manager Issues” is replaced with the following (changes emphasized in boldface type):

Fund	Aggregate Annual Fee Rates Advisor Pays to Investment Managers
Masters' Select Equity Fund	0.695%
Masters' Select International Fund	0.556%
Masters' Select Value Fund	0.675%
Masters' Select Smaller Companies Fund	0.730%
Masters' Select Focused Opportunities Fund	0.618%

The following information is added to the section “Masters’ Select Smaller Companies Fund Portfolio Managers” starting on page 31 of the Prospectus:

Michael Malouf
Tucker Walsh
Copper Rock Capital Partners
200 Clarendon Street
Boston, MA 02116

Michael Malouf and Tucker Walsh are the co-portfolio managers for the segment of the Fund’s assets run by Copper Rock Capital Partners (“Copper Rock”). Both Malouf and Walsh are partners of Copper Rock and have co-managed the Old Mutual Copper Rock Emerging Growth Fund since its inception in July of 2005. Malouf co-founded Copper Rock in 2005 and is President of the firm. He previously was Managing Director and head of small-cap growth investing at Neuberger Berman and managed the Neuberger Berman Millennium Fund from 1998 to 2002. Prior to that, he held the position of Small Cap Portfolio Manager at RCM Capital Management. Walsh has acted as Chief Executive Officer since co-founding Copper Rock in 2005. Prior to then he was a Managing Director at State Street Research where, as head of the small-cap growth team, he also managed the State Street Research Emerging Growth Fund. Copper Rock has been an investment manager to Masters’ Select Smaller Companies Fund since July 2006.

Malouf and Walsh are targeted to manage approximately 20% of the Smaller Companies Fund’s assets. In selecting stocks, their team focuses on finding companies with strong and sustainable growth, expanding operating margins and proven management. They look for expected earnings growth of at least 20% over an 18- to 24-month time frame and they emphasize understanding the factors that will drive margin expansion during that period. Malouf and Walsh also believe that interviews with company management are important tools for evaluating growth potential and they devote time to questioning management on a wide range of topics from business challenges to board composition. Though stock selection is driven by bottom-up research, their investments are often in traditional growth sectors such as technology, healthcare and consumer and business services; however their process has the flexibility to allow them to seek growth companies in all sectors.

The Copper Rock team sets price targets by applying a multiple to their earnings estimates. Multiples may be determined by examining historical trading ranges for peers during comparable periods in their growth cycle or, where comparable companies do not exist, by determining a reasonable multiple based on expected growth. Generally, Malouf and Walsh want to see the potential for at least 30% to 50% appreciation before adding a stock to their portfolio.

Central to Copper Rock’s investment approach is a sell discipline which the team strictly adheres to and believes will lead to consistent out-performance. Once purchased for the portfolio, stocks are monitored carefully and sold quickly on any news that casts doubt on a company’s future prospects. One example of the team’s sell discipline is its rule that a CFO’s departure triggers the sale of a stock. While this may not always be a sign of deteriorating fundamentals, Malouf and Walsh believe it is best to keep their portfolio clear of potential “blow-ups” and are ready to re-examine a stock for repurchase only after these concerns are eliminated.

Please keep this Supplement dated July 13, 2006 with your Prospectus.